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                                                                    EXHIBIT 99.1

                          RELIANT ENERGY, INCORPORATED

                               PROXY COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Steve Letbetter, O. Holcombe Crosswell, and Robert J. Cruikshank, and each of them, as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the special meeting of shareholders of Reliant Energy, Incorporated to be held December 17, 2001, at 2 p.m. (CST) in the Reliant Energy Plaza auditorium, 1111 Louisiana Street, Houston, Texas, or any adjournments thereof.

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
                                                             IF YOU WISH TO VOTE IN ACCORDANCE
                                                             WITH THE RECOMMENDATION OF THE
                                                             BOARD OF DIRECTORS, YOU MAY JUST
                                                             SIGN AND DATE BELOW AND MAIL IN
                                                             THE POSTAGE-PAID ENVELOPE
                                                             PROVIDED. A SPECIFIC CHOICE MAY BE
                                                             MADE ON THE REVERSE SIDE. IN THE
                                                             ABSENCE OF INSTRUCTIONS TO THE
                                                             CONTRARY, THE SHARES REPRESENTED
                                                             WILL BE VOTED IN ACCORDANCE WITH
                                                             THE BOARD'S RECOMMENDATION.
                                                             DATED:
                                                             --------------------------- , 2001
                                                             SIGNATURE:
                                                             ------------------------------
                                                             SIGNATURE:
                                                             ------------------------------
                                                             NOTE: PLEASE SIGN EXACTLY AS
                                                             NAME(S) APPEARS HEREON. JOINT
                                                             OWNERS SHOULD EACH SIGN. WHEN
                                                             SIGNING AS ATTORNEY, EXECUTOR,
                                                             ADMINISTRATOR, TRUSTEE OR
                                                             GUARDIAN, PLEASE GIVE FULL TITLE.
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                          RELIANT ENERGY, INCORPORATED
                              PROXY -- (CONTINUED)

                      2001 SPECIAL MEETING OF SHAREHOLDERS

     Your Board of Directors recommends that you vote FOR the approval of the Agreement and Plan of Merger, dated as of October 19, 2001, by and among Reliant Energy, Incorporated, CenterPoint Energy, Inc. and Reliant Energy MergerCo., Inc., pursuant to which CenterPoint Energy, Inc. will become the parent company of Reliant Energy and each share of Reliant Energy common stock will be automatically converted into one share of CenterPoint Energy, Inc. common stock.

     Approval of the Agreement and Plan of Merger, dated as of October 19, 2001, by and among Reliant Energy, Incorporated, CenterPoint Energy, Inc. and Reliant Energy MergerCo, Inc.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     Please check this box if you plan to attend the Special Meeting.  [ ]